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                                                                    Exhibit 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-73890) and related Prospectus of Essential Therapeutics, Inc. of our report dated March 16, 2001, with respect to the financial statements of Althexis, Inc. included in this Current Report on Form 8-K/A dated October 24, 2001.

                                               /s/ ERNST & YOUNG LLP


Boston, Massachusetts
December 17, 2001